SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 10, 2004

DUANE READE INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-13843	04-3164702
(Commission File Number)	(I.R.S. Employer Identification No.)

440 Ninth Avenue New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

(212) 273-5700
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events

On June 10, 2004,  Duane Reade Inc. (the “Company”), Duane Reade Shareholders, LLC (“DRS, LLC”) and Duane Reade Acquisition Corp. (“Acquisition”) agreed to amend The Agreement and Plan of Merger, dated December 22, 2003 (the “Merger Agreement”), by and among the Company, DRS, LLC and Acquisition.  On June 13, 2004, the parties again amended the Merger Agreement.  A copy of Amendment No. 1 to the Merger Agreement and Amendment No. 2 to the Merger Agreement are attached as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item.  In addition, a copy of a press release issued by Duane Reade on June 14, 2004 is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits

a)                                      Financial Statements. Not Applicable

b)                                     Pro Forma Financial Information. Not Applicable

c)                                      Exhibits

The following materials are attached as exhibits to this Current Report on Form 8-K

Exhibit Number	Description

2.1	Amendment No. 1 to the Merger Agreement, dated June 10, 2004
2.2	Amendment No. 2 to the Merger Agreement, dated June 13, 2004
99.1	Press Release, dated June 14, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2004

DUANE READE INC.

	By:	/s/ John K. Henry
John K. Henry
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 1 to the Merger Agreement, dated June 10, 2004
2.2	Amendment No. 2 to the Merger Agreement, dated June 13, 2004
99.1	Press Release, dated June 14, 2004